UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        November 10, 2006
                                                  ------------------------------


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                   001-16197             22-3537895
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                        07934
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (908) 234-0700
                                                      --------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

         On November 10, 2006, the Audit Committee of the Board of Directors of Peapack-Gladstone Financial Corporation (the "Corporation") dismissed KPMG LLP ("KPMG") as the principal accountants for the Corporation upon completion of the audit of the Corporation's consolidated financial statements as of and for the year ended December 31, 2006, and the issuance of their reports thereon. Concurrently, the Audit Committee appointed Crowe Chizek and Company LLC ("Crowe Chizek") as the principal accountants for the Corporation for the year ending December 31, 2007. The dismissal of KPMG as the principal accountants for the Corporation became effective on March 16, 2007.

         The audit reports of KPMG on the consolidated financial statements of the Corporation and subsidiary as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report on the consolidated financial statements of the Corporation and subsidiary as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating that "as discussed in Note 14 to the consolidated financial statements, effective January 1, 2006, the Corporation adopted SEC Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2006, and the subsequent interim period through March 16, 2007, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreements in its audit reports on the consolidated financial statements of the Corporation or (2) "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended December 31, 2006 and 2005, and from December 31, 2006 to the date of filing of this Form 8-K/A, the Corporation has not consulted with Crowe Chizek regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements; or (b) any of the other matters specified in Item 304(a)(1)(iv) of Regulation S-K.

         The Corporation has requested and received from KPMG a letter, dated March 16, 2007, addressed to the Securities and Exchange Commission (the "Commission") stating whether or not KPMG agrees with the above statements. A copy of the KPMG letter is attached as Exhibit 16.1 to this Report.

         The Corporation has provided a copy of the disclosures in this report to Crowe Chizek and offered it the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Crowe Chizek has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit No.           Description
         -----------           -----------

            16.1 Letter, dated March 16, 2007 from KPMG LLP to the Securities and Exchange Commission.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PEAPACK-GLADSTONE FINANCIAL CORPORATION



Dated: March 22, 2007       By:     /s/ Arthur F. Birmingham
                                 ----------------------------------------------
                            Name:  Arthur F. Birmingham
                            Title: Executive Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

Exhibit No.         Title
-----------         -----

    16.1 Letter, dated March 16, 2007 from KPMG LLP to the Securities and Exchange Commission.